NAGLE TOTAL MARKET PLUS FUND

Supplement dated October 14, 2008 to the Prospectus dated May 1, 2008

Effective November 1, 2008, the Nagle Total Market Plus Fund will make redemption payments only to the shareholder of record or to financial intermediaries for the benefit of the shareholder of record and will no longer make redemption payments to third parties.

This Supplement and the existing Prospectus dated May 1, 2008, provide relevant information for all shareholders and should be retained for future reference.  Both the Prospectus and the Statement of Additional Information dated May 1, 2008 have been filed with the Securities and Exchange Commission, are incorporated herein by reference, and can be obtained with out charge by calling the Fund at 1-800-595-4866.